EXHIBIT INDEX


        Exhibit
        No.

        1-4              Not applicable.

        5                Opinion re legality.

        6-22             Not applicable.

        23.1             Consent of Independent Accountants.
                         Found at page 9 of this registration
                         statement and incorporated herein by
                         reference.

        23.2             Consent of Counsel.  Contained with the
                         opinion filed as Exhibit 5 hereto and
                         incorporated herein by reference.

        24 Powers of attorney. Contained in the signature pages (pages 13-14) of this Form S-8 registration statement and incorporated herein by reference.

        25-99            Not applicable.